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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                November 28, 2005
                                -----------------
                      (Date of the earliest event reported)



                             Simulations Plus, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


         California                   001-32046                  95-4595609
         ----------                   ---------                  ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                 1220 West Avenue J, Lancaster, California 93534
                 -----------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (661) 723-7723
                                 --------------
               Registrant's telephone number, including area code


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ITEM 8.01.  OTHER EVENTS

     On November 28, 2005, Simulations Plus, Inc., a California corporation (the "Company") issued a press release announcing that it has terminated its former investor relations agreement with Cameron and Associates and will move this function in-house.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits

     99.1   Press release dated November 28, 2005



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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             SIMULATIONS PLUS, INC.



Dated: November 29, 2005                     By: /s/ Momoko Beran
                                                 ----------------------------
                                             Momoko A. Beran
                                             Chief Financial Officer



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                                 EXHIBITS INDEX
                                 --------------


     Exhibit Number                            Description
     --------------                            -----------

          99.1                  Press release, dated November 28, 2005




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